UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2017
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SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On March 27, 2017, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX’ financial results for its fiscal first quarter ended February 28, 2017. The full text of SYNNEX’ press release is furnished herewith as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders
SYNNEX held an Annual Meeting of Stockholders on March 21, 2017, at which the following occurred:
Proposal 1:    Election of eleven directors to hold office until the 2018 Annual Meeting of Stockholders:

ELECTION OF DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Dwight Steffensen	36,123,394	54,620	1,921,370
Kevin Murai	36,159,983	18,031	1,921,370
Fred Breidenbach	36,125,128	52,886	1,921,370
Hau Lee	36,135,622	42,392	1,921,370
Matthew Miau	26,678,819	9,499,195	1,921,370
Dennis Polk	35,833,361	344,653	1,921,370
Gregory Quesnel	36,155,294	22,720	1,921,370
Ann Vezina	36,154,170	23,844	1,921,370
Thomas Wurster	36,154,147	23,867	1,921,370
Duane Zitzner	36,155,519	22,495	1,921,370
Andrea Zulberti	36,154,170	23,844	1,921,370

Proposal 2:	The advisory vote to approve SYNNEX' executive compensation was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,031,348	132,378	14,287	1,921,371

Proposal 3:	The advisory vote to approve the frequency of holding an advisory vote on SYNNEX' executive compensation was as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
30,073,969	6,432	6,085,763	11,849	1,921,371

Proposal 4:	The vote to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as SYNNEX' independent registered public accountants was as follows:

FOR	AGAINST	ABSTAIN
38,051,472	16,619	31,293

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 27, 2017

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 27, 2017

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